Intramerica Life Insurance Company
Intramerica Variable Annuity Account

Supplement, dated June 22, 2018, to
The Scudder Horizon Plan Variable Annuity

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Intramerica Life Insurance Company.

Effective July 2, 2018, as applicable to your prospectus, the Deutsche Variable Series I, the Deutsche Variable Series II and the Deutsche Investment VIT Funds Trust Names will change to Deutsche DWS Variable Series I, the Deutsche DWS Variable Series II and the Deutsche DWS Investment VIT Funds, respectively.

For future reference, please keep this supplement together with your prospectus.